EXHIBIT 10.2

STOCK SUBSCRIPTION AGREEMENT

The undersigned hereby offers to subscribe for the number of shares of Common Stock (the “Shares”) of GREENPLEX SERVICES, INC. (the “Company” or “GPS”) set forth on the signature page of this Subscription Agreement at a price of $0.10 per Share.  This offering is being undertaken pursuant to Regulation D, Rule 504.  Shares can be sold to both accredited investors, as defined in Section 2(15) of the Securities Act and Rule 501 promulgated thereunder, and non-accredited investors.

By execution of this Subscription Agreement, the undersigned hereby acknowledges that the undersigned understands that the Company is relying upon the accuracy and completeness hereof in complying with its obligations under applicable federal and state securities laws.  The undersigned further acknowledges and certifies that the undersigned received and read the Private Placement Memorandum of the Company dated September 2 nd, 2009 and any supplements thereto (the “Private Placement Memorandum”), and the undersigned is familiar with the terms and provisions thereof.

The undersigned agrees and represents as follows:

1.

Representations, Warranties and Agreements.

The undersigned hereby represents and warrants to, and agrees with, the Company, as follows:

(a)

That the undersigned is aware of the following:

(1)

The Shares are speculative investments which involve a substantial degree of risk of loss by the undersigned of the undersigned's entire investment in the Company and that the undersigned understands and takes full cognizance of the risk factors related to the purchase of the Shares, including, but not limited to those set forth in the Private Placement Memorandum;

(2)

The Company is newly formed and has been operating at a loss and may do so for the foreseeable future.

(3)

There are significant restrictions on the transferability of the Shares; the Shares will not be, and the investors will have no rights to require that the Shares be registered under the Securities Act of 1933 (the “Act”) or any state securities laws; there is no public market for the Shares and none is expected to develop; and, accordingly, it may not be possible for the undersigned to liquidate the undersigned's investment in the Company;

(4)

No federal or state agency has made any findings as to the fairness of the terms of the offering; and

(5)

Any projections or predictions that may have been made available to investors are based on estimates, assumptions and forecasts which may prove to be incorrect; and no assurance is given that actual results will correspond with the results contemplated by the various projections;

(b)

That at no time has it been explicitly or implicitly represented, guaranteed or warranted to the undersigned by the Company, the agents and employees of the Company, or any other person: (1) That the undersigned will or will not have to remain as owner of the Shares an exact or approximate length of time; (2) That a percentage of profit and/or amount or type of consideration will be realized as a result of this investment; (3) That any cash dividends from Company operations or otherwise will be made to shareholders by any specific date or will be made at all; or (4) That any specific tax benefits will accrue as a result of an investment in the Company;

(c)

That the undersigned is financially responsible, able to meet all obligations hereunder, and acknowledges that this investment will be long-term and is by nature speculative;

(d)

That the undersigned has received and carefully read and is familiar with the Private Placement Memorandum, this Subscription Agreement, and all other documents in connection therewith, and the undersigned confirms that all documents, records and books pertaining to the investment in the Company have been made available to the undersigned and/or to the undersigned's personal investment, tax and legal advisers, if such advisers were utilized by the undersigned;

(e)

That the undersigned has relied only on the information contained in the Private Placement Memorandum and that no written or oral representation or information that is in any way inconsistent with the Private Placement Memorandum and has been made or furnished to the undersigned or to the undersigned's purchaser representative in connection with the offering of the Shares, and if so made, has not been relied upon;

(f)

That the undersigned is capable of bearing the high degree of economic risks and burdens of this venture including, but not limited to, the possibility of complete loss of investment and the lack of a public market which may make it impossible to readily liquidate the investment whenever desired;

(g)

That the undersigned has knowledge and experience in financial and business matters (either alone or with the aid of a purchaser representative), is capable of evaluating the merits and risks of an investment in the Company and its proposed activities and has carefully considered the suitability of an investment in the Company for the undersigned's particular financial situation, and has determined that the Shares are a suitable investment;

(h)

That the offer to sell Shares was communicated to the undersigned by the Company in such a manner that the undersigned was able to ask questions of and receive answers from the Company concerning the terms and conditions of this transaction and that at no time was the undersigned presented with or solicited by any leaflet, public promotional meeting, newspaper or magazine article, radio or television advertisement or any other form of advertising or general solicitation;

(i)

That the Shares for which the undersigned hereby subscribes are being acquired solely for the undersigned's own account, for investment, and are not being purchased with a view to or for the resale, distribution, subdivision or fractionalization thereof; and the undersigned agrees that such Shares will not be sold without registration under the Act or an exemption therefrom.  In furtherance thereof, the undersigned will not sell, hypothecate or otherwise transfer the undersigned's Shares unless the Shares are registered under the Act and qualified under applicable state securities laws or unless, in the opinion of the Company, an exemption from the registration requirements of the Act and such laws is available;

(j)

That the undersigned has had prior personal or business relationships with the Company or its affiliates, or by reason of the undersigned's business or financial experience (either alone or with the aid of a purchaser representative), the undersigned has the capacity to protect the undersigned's own interest in connection with this transaction;

(k)

That the undersigned has been advised to consult with the undersigned's own attorney regarding legal matters concerning an investment in the Company and has done so to the extent the undersigned considers necessary;

(l)

That the undersigned certifies, under penalty of perjury, (i) that the social security or Tax Identification Number set forth herein is time, correct and complete, and (ii) that the undersigned is not subject to backup withholding either because the undersigned has not been notified that the undersigned is subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified the undersigned that the undersigned is no longer subject to backup withholding; and

(m)

That the undersigned acknowledges that the Private Placement Memorandum reflects the Company's current intentions and estimates at the current time, and as with any developing company, the precise elements of the Company's plans can be expected to change from time to time.

2.

Indemnification.  The undersigned shall indemnify, defend and hold harmless the Company, and any officers, employees, shareholders, partners, agents, directors or controlling persons of the Company (collectively the “Indemnified Parties” and individually an “Indemnified Party”) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, against losses, liabilities and expenses of each Indemnified Party (including attorneys' fees, judgments, fines and amounts paid in settlement, payable as incurred) incurred by such person or entity in connection with such action, arbitration, suit or proceeding, by reason of or arising from (i) any misrepresentation or misstatement of facts or omission to represent or state facts made by the undersigned, including, without limitation, the information in this Subscription Agreement, or (ii) litigation or other proceeding brought by the undersigned against one or more Indemnified Party wherein the Indemnified Party is the prevailing party.

3.

Entity Investors.  If the undersigned is an entity, trust, pension fund or IRA account (an “Entity”), the Entity and the person signing on its behalf represent and warrant that:  (i) such Entity is an existing entity, and has not been organized or reorganized for the purpose of making this investment (or if not true, such fact shall be disclosed to the Company in writing along with information concerning the beneficial owners of the Entity), (ii) the undersigned has the authority to execute this Subscription Agreement, and any other documents in connection with an investment in the Shares, on the Entity's behalf, (iii) the Entity has the power, right and authority to invest in the Shares and enter into the transactions contemplated thereby, and that the investment is suitable and appropriate for the Entity and its beneficiaries (given the risks and illiquid nature of the investment) and (iv) all documents executed by the entity in connection with the Company are valid and binding documents or agreements of the Entity enforceable in accordance with their terms.

4.

Revocation.  The undersigned agrees that the undersigned may not cancel, terminate or revoke the offer to subscribe for shares for a period of 120 days or any agreement hereunder at any time and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, beneficiaries, successors and assigns.

5.

Certain Securities Law Matters.

(a)

The Shares shall not be sold, assigned, transferred or pledged except upon satisfaction of the conditions specified in this Section 5, which conditions are intended to ensure compliance with the provisions of the Act.  The undersigned will cause any proposed purchaser, assignee, transferee or pledgee of the Shares held by the undersigned to agree to take and hold such securities subject to the provisions and conditions of this Section 5.

(b)

Each certificate representing (i) the Shares and (ii) any other securities issued in respect of the Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 5(c) below) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.  COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

The undersigned consents to the Company making a notation on its records and giving instructions to any transfer agent of the Shares in order to implement the restrictions on transfer established in this Section 5.

(c)

The undersigned agrees to comply in all respects with the provisions of this Section 5.  Prior to any proposed sale, assignment, transfer or pledge of any Shares, unless there is in effect a registration statement under the Act covering the proposed transfer, the undersigned thereof shall give written notice to the Company of the undersigned's intention to effect such transfer, sale, assignment or pledge.  Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at the undersigned's expense evidence satisfactory to the Company the effect that the proposed transfer of the Shares may be effected without registration under the Act or applicable state securities law.

6.

Investor Information

The Company may only accept subscriptions from persons who meet certain suitability standards.  Therefore, certain information is requested below.

(a)

Name:

Age:

Social Security Number:

(b)

Address:

Telephone Number:

Email Address:

(c)

Business Firm Name:

Nature of Business:

Position/Title:

Length of Time in Position:

(d)

List any business or professional education, and degrees received, if any:

(e)

Initial any that apply:

(1)

The subscriber’s net worth (together with spouse’s net worth), is in excess of $1 million.  ____

(2)

The subscriber’s income was in excess of $200,000 in each of the two most recent years (or joint income with subscriber’s spouse was at least $300,000 during such years) and subscriber reasonably expects an income in excess of such amount in the current year.  ____

(3)

The subscriber is any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 506(b)(2)(ii) of Regulation D. ____

(4)

The subscriber is An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation or a partnership with total assets in excess of $5,000,000.  ____

(h)

Previous Investment Experience or Other Relevant Experience:

(i)

Residence

(a)

In which state or country do you maintain your primary residence?

(b)

Have you resided, voted, or had a driver’s license in any other state in the last 3 years?  If so, which states(s)?

(j)

List any other information you believe is relevant in showing that you are able to adequately evaluate the risks and merits of this investment:

In furnishing the above information, I acknowledge that the Company will be relying thereon in determining, among other things, whether there are reasonable grounds to believe that I qualify as a purchaser under applicable securities laws for the purposes of the proposed investment.

7.

Miscellaneous.

(a)

All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Company at the address set forth on the instructions page hereof and to the undersigned at the address set forth on the signature page hereof.

(b)

This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to conflict of law principles.

(c)

This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous understandings, representations, warranties or agreements (whether oral or written) and may be amended only by a writing executed by all parties.

(d)

The undersigned acknowledges that the Company may, in its sole and absolute discretion, accept or reject this subscription offer in whole or in part.

8.

Certification.

The undersigned represents to you that (i) the information contained herein is complete and accurate on the date hereof and may be relied upon by you and (ii) the undersigned will notify you immediately of any change in any of such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change.  The undersigned hereby certifies that he has read and understands the Private Placement Memorandum and this Subscription Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this __________ day of September, 2009.

Number of Shares Subscribed for

NAME OF PURCHASER (please print)

at $0.10 per share

$

Total Purchase Price

Signature

Title of Authorized Signatory if Purchaser

Is a corporation, partnership or other entity

Signature of Spouse or Co-owner

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR AN EXEMPTION THEREFROM IS AVAILABLE.

Accepted by Company,

GREENPLEX SERVICES, INC.

By:

Title:

President/CEO

Date: